UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2009

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1618 Station Street

Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices)

(604) 221-7676

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 29, 2009, Angiotech Pharmaceuticals, Inc. (“Angiotech”) and certain U.S. subsidiaries of Angiotech (the “Borrowers”) entered into an amendment (the “Amendment”) to the Credit Agreement, dated as of February 27, 2009 (the “Credit Agreement”), with Wells Fargo Foothill, LLC, as arranger, administrative agent and lender. Angiotech and certain other of Angiotech’s subsidiaries guaranty the payment and performance of the Borrowers’ obligations under the Credit Agreement and have entered into a Consent and Reaffirmation with respect to the Amendment. Capitalized terms used herein and not otherwise defined have the meaning given to them in the Credit Agreement.

Among other things, the Amendment expands the definition of Permitted Investments, eliminates the Availability Block on the secured revolving facility so that the Borrowers have access to the full $25 million of that facility (subject to a borrowing base formula based on certain of Angiotech’s and its subsidiaries’ finished goods inventory and accounts receivable) and terminates the $10 million secured delayed draw term loan facility, which was undrawn at the time of the Amendment and was not projected by Angiotech to be used before such facility terminated on August 31, 2009.

The above description of the Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Credit Agreement, as amended by the Amendment, and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2009, and the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of May 29, 2009, by and among Angiotech, as Parent, the subsidiaries of Parent listed as borrowers on the signature pages thereto, as borrowers, the lenders signatory thereto, as lenders, and Wells Fargo Foothill, LLC, as arranger and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc. (Registrant)

Date: June 3, 2009	By:	/s/ K. Thomas Bailey
K. Thomas Bailey Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of May 29, 2009, by and among Angiotech, as Parent, the subsidiaries of Parent listed as borrowers on the signature pages thereto, as borrowers, the lenders signatory thereto, as lenders, and Wells Fargo Foothill, LLC, as arranger and administrative agent.